Goodwill	12 Months Ended
Oct. 31, 2020
Goodwill [Abstract]
Goodwill
10 Goodwill

		October 31, 2020	October 31, 2019
	Note	$m	$m
Cost
At November 1		6,671.3	6,805.0
Acquisitions	33	1.4	26.8
Effects of movements in exchange rates		(38.1)	(160.5)
At October 31		6,634.6	6,671.3

Impairment losses
At November 1		-	-
Impairment charge for the period		(2,799.2)	-
At October 31		(2,799.2)	-

Net book value		3,835.4	6,671.3

A segment-level summary of the goodwill allocation is presented below:
Micro Focus		3,835.4	6,671.3

Goodwill acquired through business combinations has been allocated to a cash-generating unit (“CGU”) for the purpose of impairment testing.

The goodwill arising in the 12 months ended October 31, 2020, related to the acquisition of Atar Labs of $1.4 million (note 33) has been allocated to the Micro Focus CGU as this is consistent with the segment reporting that is used in internal management reporting. Of the addition to goodwill, all amounts are expected to be deductible for tax purposes.

The goodwill arising in the 12 months ended October 31, 2019, related to the acquisition of Interset Software Inc. of $26.8 million (note 33), has been allocated to the Micro Focus CGU as this is consistent with the segment reporting that is used in internal management reporting. Of the addition to goodwill, all amounts are expected to be deductible for tax purposes.

Impairment test

Impairment of goodwill is tested annually, or more frequently where there is an indication of impairment. An impairment test is a comparison of the carrying value of the assets of the CGU with their recoverable amount. Where the recoverable amount is less than the carrying value, an impairment results. The Group’s annual test is performed at October 31. It was determined that the adverse impact of COVID-19 on the global economy and the challenging trading environment that is likely to result from this was an indicator of potential impairment as at April 30, 2020. Therefore, an additional impairment test was performed at this date. As a result, for the six months ended April 30, 2020, the Group recorded an impairment charge of $0.9 billion (2019: $nil). The impairment charge related solely to goodwill and was recognized in administrative expenses as an exceptional cost in the Consolidated Statement of Comprehensive Income.

The Group then performed the impairment test at October 31, 2020 incorporating its knowledge of the business into that testing and noting at that date the market capitalization was less than the net assets of the Group, which was taken into account during the impairment test. An additional impairment charge of $1.9 billion has been recognized resulting from the year end impairment test. The total impairment charge recorded in the 12 months ended October 31, 2020 was $2.8 billion and has been recognized in administrative expenses as an exceptional cost in the Consolidated Statement of Comprehensive Income. The recoverable amount of the Micro Focus CGU is $9.3 billion, based on value in use calculations. The impairment charge relates solely to goodwill.

The recoverable amount of the Micro Focus CGU is determined based on its Value In Use (“VIU”). The VIU includes estimates about the future financial performance of the CGU and is based on five-year projections and then a terminal value calculation. It utilizes discounted board approved forecasts for the five years. The cash flow projections and inputs combine past performance with adjustments as appropriate where the directors believe that past performance and rates are not indicative of future performance and rates.

Impairment reviews under IAS 36 are required to exclude the estimated cash inflow and outflows arising from improving or enhancing the performance of existing assets until the cash flow is incurred. Therefore, the VIU calculation excludes the cash outflows and resulting cash inflow arising from certain investment decisions made in the Strategic Review which are included within the board approved forecasts. In addition, the VIU calculation excludes the cost saving impacts, which are included in the board approved forecasts, resulting from restructuring activities which have not commenced.

The impairment charge recognized in the Micro Focus CGU primarily reflects our trading performance and the macro-economic environment when compared to the original projections produced at the time of the HPE Software acquisition, which was exacerbated by the impacts of the COVID-19 pandemic. Our assumption of a moderation in the revenue decline and delivery of flat to low single digit growth from the Strategic & Operational Review of February 2020 remains valid in the board approved five year forecasts; although as the VIU calculation excludes the cash inflows resulting from a number of the investment decisions made in the Strategic review the VIU calculation has a delay in the achievement of flat growth versus the board approved five year forecasts. Therefore as disclosed below, over the five year forecast period, this has resulted in a reduction in the range of average annual revenue growth rates by product group.

Key assumptions
Key assumptions in the VIU are considered to be the discount rate, average annual revenue growth rate by product group and the long-term cash flow growth rate. These have been assessed taking into consideration the current economic climate and the resulting impact on expected growth and discount rates.

The average annual revenue growth rate by product group, long-term cash flow growth rate and discount rate used in the VIU calculation are:
	October 31, 2020	October 31, 2019
Long-term cash flow growth rate for terminal value	1.0%	1.0%
Pre-tax discount rate[1]	10.9%	10.3%
Average annual revenue growth rate by product group[2]	(8.1)% to 2.2%	(2.4)% to 0.8%

[1] This equates to a post-tax discount rate of 8.2% (2019: 8.0%).
[2] Medium-term annual revenue growth rate by product group was considered the key assumption in 2019 with a range of (2.0)% to 2.1% disclosed. Given the future macro-economic uncertainty caused by the on-going pandemic at the April 30, 2020 impairment test the Group extended the key assumption going forward to cover the five years forecasts used for impairment testing. The key assumption for 2019 has been revised to be presented on a consistent basis with 2020.

Sensitivity analysis
In undertaking this analysis, the directors have considered reasonably possible changes in the key assumptions, taking into consideration that the Group is insulated from some significant adverse impacts by its geographical spread and that the Group’s cost base is flexible and could quickly respond to market changes as shown by our responses to the COVID-19 pandemic where margins have been largely maintained during the year. The sensitivities are prepared on the basis that the reasonably possible change in each key assumption would not have a consequential impact on other key assumptions used in the impairment review and therefore leave all other assumptions unchanged. The headroom and impairments disclosed below are on the VIU calculation, which, as explained above, excludes the cash inflow and outflow assumptions arising from the investment decisions made in the Strategic Review where these have not been fully implemented. The directors considered whether the range of reasonably possible changes in key assumptions should be widened as a result of the increased uncertainty resulting from the COVID-19 outbreak. However, the directors concluded this was unnecessary as the assumptions are either long-term (i.e. five year revenue growth and long term-growth) and therefore exceed the period expected to be impacted by COVID-19 or in the case of the discount rate, have not seen significant volatility due to COVID-19.

The directors have assessed that a reasonably possible change in the discount rate is an absolute movement of 1.0% (2019: 2.0%). The directors have considered the sensitivity of the discount rate in light of the impact of the significant economic uncertainty resulting from COVID-19 has had on the financial inputs used in determining the discount rate and have concluded that reducing the reasonably possible change from 2% to 1% is appropriate in light of the limited volatility seen since 2018. An increase in the discount rate of 1% to 11.9% would increase the impairment recognized at October 31, 2020 by $0.8 billion. A decrease in the discount rate of 1% to 9.9% would decrease the impairment recognized at October 31, 2020 by $1.0 billion.

The directors have assessed that a reasonably possible change in the average annual revenue growth rate by product group is an absolute reduction of 2.0%. A decrease in the average annual revenue growth rate by product group of 2% would increase the impairment recognized at October 31, 2020 by $2.0 billion. This sensitivity has been presented exclusive of mitigating actions, such as cost saving, that would be taken in such a scenario and which would at least be partially offset such a reduction in cash flows.

The directors have assessed that a reasonably possible change in the long-term growth rate is an increase or decrease of 0.5% to 1.5% or 0.5% respectively (2019: not reasonably possible). An increase of 0.5% would decrease the impairment recognized at October 31, 2020 by $0.3 billion. A decrease of 0.5% would increase the impairment recognized at October 31, 2020 by $0.3 billion.